SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: March 17, 2003


                         CARMAX AUTO OWNER TRUST 2002-1


             (Exact name of registrant as specified in its charter)


Delaware                         333-64036-01                    36-7385833
-------------                    ------------                    ----------
(State or other                   (Commission                   (IRS Employer
jurisdiction                       File No.)                 Identification No.)
of incorporation)


4900 Cox Road, Glen Allen, Virginia                                    23060
-----------------------------------                                    -----
(Address of principal executive offices)                            (Zip Code)

        Registrant's telephone number, including area code: 804-747-0422

Item 5                     Other Events.
                           -------------
                           On March 17, 2003, the servicer for the CarMax Owner Trust 2002-1 delivered to the indenture trustee (for the indenture trustee to forward to each Noteholder of record as of the most recent record date) and to the owner trusee (for the owner trustee to forward to each Certificateholder of record as of the most recent record date) the Statement to Noteholders and Certificateholders for the collection period ended February 28, 2003.


Item 7(c).                 Exhibits.
                           ---------

                           The following is filed as an exhibit to this report under Exhibit 99:

99.1 CarMax Auto Owner Trust 2002-1 Statement to Noteholders and Certificateholders for the collection period ended February 28, 2003.

                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CARMAX AUTO OWNER TRUST 2002-1


                                                 By:    CARMAX AUTO
                                                        SUPERSTORES, INC.,
                                                        as Servicer




                                                 By: _/s/ Keith Browning_____
                                                         Keith Browning
                                                     Executive Vice President
                                                    and Chief Financial Officer






Date:  March 17, 2003

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549










                                    EXHIBITS
                                       TO
                                    FORM 8-K


                         CARMAX AUTO OWNER TRUST 2002-1

                                INDEX TO EXHIBITS




Exhibit
Number Exhibit


   99.1 Series 2002-1 Statement to Noteholders and Certificateholders for the collection period ended February 2003.